UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2013

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.1	Global Selling Agency Agreement, dated November 13, 2013, among Citigroup Inc., Citigroup Global Markets Inc., InCapital LLC, Merrill Lynch, Pierce, Fenner and Smith Inc., UBS Financial Services Inc. and Wells Fargo Securities, LLC relating to the issue and sale by Citigroup Inc. of its Medium-Term Senior Notes, Series G.

4.1	Senior Debt Indenture, dated as of November 13, 2013, between Citigroup Inc. and The Bank of New York Mellon, as trustee.

5.1	Opinion of Davis Polk & Wardwell LLP, as special products counsel to Citigroup Inc.

23.1	Consent of Davis Polk & Wardwell LLP, as special products counsel to Citigroup Inc. (included in Exhibit 5.1)

23.2	Consent of Michael J. Tarpley, Associate General Counsel — Capital Markets of Citigroup Inc.

23.3	Consent of Davis Polk & Wardwell, as tax counsel to Citigroup Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2013	CITIGROUP INC.

	By:	/s/ Michael J. Tarpley
Michael J. Tarpley
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Global Selling Agency Agreement, dated November 13, 2013, among Citigroup Inc., Citigroup Global Markets Inc., InCapital LLC, Merrill Lynch, Pierce, Fenner and Smith Inc., UBS Financial Services Inc. and Wells Fargo Securities, LLC relating to the issue and sale by Citigroup Inc. of its Medium-Term Senior Notes, Series G.

4.1	Senior Debt Indenture, dated as of November 13, 2013, between Citigroup Inc. and The Bank of New York Mellon, as trustee.

5.1	Opinion of Davis Polk & Wardwell LLP, as special products counsel to Citigroup Inc.

23.1	Consent of Davis Polk & Wardwell LLP, as special products counsel to Citigroup Inc. (included in Exhibit 5.1)

23.2	Consent of Michael J. Tarpley, Associate General Counsel — Capital Markets of Citigroup Inc.

23.3	Consent of Davis Polk & Wardwell, as tax counsel to Citigroup Inc.

4